SHARE PURCHASE AGREEMENT

         This Share Purchase Agreement ("Agreement"), dated as of October __, 2004, among, Speed Action Limited (the "Seller") with offices at East Asia Chambers, P.O. Box 901, Road Town, Tortola, British Virgin Islands, Houston Operating Company ("HOC") with offices at 610 Newport Center Dr., Suite 1400, Newport Beach, CA 92660 and Littlehampton Investments LLC (the "Buyer") with offices at 1365 York Avenue, #25B, New York, New York 10022.


                              W I T N E S S E T H:


A. WHEREAS, HOC is a corporation duly organized under the laws of the State of Delaware

B. WHEREAS, the Seller owns 7,085,848 shares of common stock of HOC in the aggregate.

C. WHEREAS, Buyer wishes to purchase an aggregate of 7,030,000 shares of common stock, (collectively, the "Purchase Shares"), and the Seller desires to sell the Purchase Shares to Buyer free and clear of liens and encumbrances.

D. HOC is joining in this agreement to provide certain covenants warranties and representations.

         NOW, THEREFORE, it is agreed among the parties as follows:

                                   ARTICLE I

                                The Consideration

1.1 Subject to the conditions set forth herein, Seller shall sell to Buyer and Buyer shall purchase from the Seller, the Purchase Shares. The purchase price for the Purchase Shares to be paid by Buyer to Seller is $375,000 (the "Consideration"). The Consideration shall be paid at closing by a wire transfer of immediately available funds to an account specified in writing by the Seller's legal counsel to Steven L. Siskind, attorney for the Buyer.

1.2 In the event that HOC shall have any Liabilities or Indebtedness as of the Closing, the Consideration shall be reduced on a dollar for dollar basis by the amount of such Liability, provided, however, that if the amount of such Liabilities and Indebtedness equals or exceeds $50,000.00, it shall be deemed that the Seller is unable to perform under this Agreement and the Buyer shall be entitled to terminate this Agreement.

                                   ARTICLE II

                        Closing and Conveyance of Shares

2.1 The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on or before October 15, 2004 (the "Closing Date") by exchange of documents among the parties by fax or courier, as appropriate, following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Buyer and the Seller may mutually determine; provided, however, that the Closing Date shall not be later than 5:00 p.m. (Eastern Time) October 31, 2004, unless extended by written agreement of all parties. Once the Parties each have made the respective deliveries called for herein, the Closing shall be deemed to have occurred.

2.2 At the Closing the Seller shall deliver to Steven L. Siskind attorney for the Buyer the Purchase Shares by delivering Certificate(s) evidencing the Purchase Shares along with a medallion guaranteed stock power(s) duly executed in blank against delivery of the Consideration by attorney's escrow check or wire transfer as directed by Seller


                                   ARTICLE II
      Representations, Warranties and Covenants of Seller and HOC as to HOC

         Seller and HOC each jointly and severally hereby, represents, warrants and covenants to Buyer as follows:

3.1 HOC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation as amended to date and Bylaws of HOC as amended to date, copies of which have been delivered to the Buyer, are complete and accurate, and the minute books of HOC, copies of which have also been made available to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of HOC.

3.2 (a)The authorized capital stock of HOC consists of 50,000,000 shares of common stock; 5,000,000 shares of preferred stock and 5,000,000 shares of preference stock. No preferred or preference stock is issued or outstanding. There are 7,795,172 shares of Common Stock of HOC issued and outstanding. Of the issued and outstanding shares of Common Stock [7,085,848] shares are restricted stock and [709,323] shares may be freely-transferred without restriction under the Securities Act of 1933 or may be transferred pursuant to the exemption provided by Rule 144 under the Securities Act of 1933. All such outstanding shares of capital stock of HOC were validly issued, fully paid, non-assessable and were issued free of preemptive rights. HOC has no outstanding options, warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of HOC, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of HOC. All of the outstanding shares of capital stock of HOC have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws and none of such securities were, at the time of issuance, subject to preemptive rights. None of such issued and outstanding shares is the subject of any voting trust agreement relating to the voting thereof or restricting in any way the sale or transfer thereof. HOC is not a party to any agreement or understanding granting any stockholder of HOC the right to cause HOC to register shares of the capital stock of HOC held by such stockholder under the Securities Act of 1933.

                  (b) The Seller owns the Purchase Shares that the Seller is conveying to the Buyer pursuant to this Agreement beneficially and of record, free and clear of any lien, pledge, security interest or other encumbrance, and, upon payment for the Purchase Shares as provided in this Agreement, the Buyer will acquire good and valid beneficial and record title to the Purchase Shares, free and clear of any lien, pledge, security interest or other encumbrance. None of the Purchase Shares are the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof except for this Agreement. The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of HOC (other than pursuant to this Agreement).

3.3 HOC does not own nor has it owned, in the last three years, any outstanding shares of capital stock or other equity interests of any partnership, joint venture, trust, corporation, limited liability company or other entity and there are no obligations of HOC to repurchase, redeem or otherwise acquire any capital stock or equity interest of another entity.

3.4 The Seller and HOC each have full power and authority to execute and deliver this Agreement and to perform their respective obligations hereunder and this Agreement has been duly authorized, validly executed and delivered on behalf of the Seller and HOC and is a valid and binding agreement and obligation of each of HOC and the Seller enforceable against such parties in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and Seller and HOC have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement. Neither the Seller nor HOC need give any notice to, make any filing with, or obtain any authorization, consent, or approval of any governmental authority in order to consummate the transactions contemplated by this Agreement.

3.5 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by Seller or HOC will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of HOC, or of any material provisions of any indenture, mortgage, deed of trust or other material agreement or instrument to which HOC or Seller are a party, or of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over HOC or Seller, or any of its material properties or assets, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of HOC pursuant to the terms of any agreement or instrument to which HOC is a party or by which HOC may be bound or to which any of HOC property is subject and no event has occurred with which lapse of time or action by a third party could result in a material breach or violation of or default by HOC or Seller.

3.6 There is no claim, legal action, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of the Seller and HOC threatened against or relating to HOC or affecting any of its assets, properties, business or capital stock. There is no continuing order, injunction or decree of any court, arbitrator or governmental authority to which HOC is a party or by which HOC or its assets, properties, business or capital stock are bound. HOC has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all governmental authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against HOC alleging any failure so to comply.

3.7 HOC has accurately prepared and filed all federal, state and other tax returns required by law, domestic and foreign, to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of HOC for all current taxes and other charges to which HOC is subject and which are not currently due and payable. None of the income tax returns of HOC have been audited by the Internal Revenue Service, or any other domestic or foreign taxing authority or agency. HOC has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against HOC for any period, nor of any basis for any such assessment, adjustment or contingency. HOC has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party. HOC is not currently the beneficiary of any extension of time within which to file any tax return. No claim has ever been made by an authority in a jurisdiction where HOC does not file tax returns that it is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of HOC that arose in connection with any failure (or alleged failure) to pay any tax. True correct and complete copies of all federal and state income and other material tax returns, examination reports, and statements of deficiencies assessed against or agreed to by HOC since its inception have been delivered to the Buyer.

3.8 HOC has delivered to Buyer audited financial statements dated December 31, 2003, 2002 and 2001. All such statements, herein sometimes called "HOC Financial Statements" are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of HOC for the periods indicated. All financial statements of HOC have been prepared in accordance with generally accepted accounting principles.

3.9 As of the date hereof, HOC, represents and warrants that all outstanding indebtedness of HOC is as shown on the financial statements (except for legal and accounting services related to this transaction). All such indebtedness (including indebtedness of HOC for legal and accounting services related to this transaction) shall be paid at or prior to the Closing by the Seller and will be the sole responsibility of the Seller and at closing HOC will have no assets and no liabilities.

3.10 Since the dates of the HOC Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of HOC. As of the Closing, HOC does not have any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes (collectively, "Liabilities").

3.11 HOC is not a party to any purchase orders, contracts, commitments, obligations, plans, agreements, instruments, arrangements, understandings, bids, undertakings or proposals, written or oral nor is its assets subject to any of the foregoing.

3.12 The representations and warranties of the HOC shall be true and correct as of the date hereof and as of the Closing if the Closing occurs on a date other than the date hereof.

3.13 Prior to the Closing, HOC shall have delivered to Buyer, all of its corporate books and records for review and from and after the Closing these books and records shall remain the property of HOC and shall be maintained by the Buyer.

3.14 HOC has no employees. The officers and directors of HOC named in the SEC Reports (as defined below) handle the affairs of HOC. None of such officers and directors is owed any compensation for any services provided to HOC. HOC has no obligation in respect of employee benefits payable to current or former employees, officers or directors. HOC has no employee benefit plan in effect at this time. There is no existing or, to the best of the knowledge of HOC, threatened, labor strikes or labor disputes, grievances, controversies or other labor troubles affecting HOC or its business.

3.15 No representation or warranty by the Seller or HOC contained in this Agreement, and no statement contained in the any document, certificate or other instrument delivered or to be delivered by or on behalf of the Seller or HOC pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

3.16 HOC has filed all reports, registration statements, definitive proxy statements and other documents and all amendments thereto and supplements thereof required to be filed by it with the U.S. Securities and Exchange Commission ("SEC") since January 1, 2001 (the "SEC Reports"), all of which have complied in all material respects with the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder. As of the respective dates of filing in final or definitive form (or, if amended or superseded by a subsequent filing, then on the date of such subsequent filing), none of HOC's SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. HOC is a registered company under the Securities Exchange Act of 1934, as amended.

3.18 The Buyer has not received any general solicitation or general advertising regarding the shares of Seller's common stock.

3.19 HOC has conducted no business whatsoever since January 1, 2002, and has incurred no liabilities except as shown on the financial statements, which shall be paid at closing by the Seller.

3.20 There have been no material changes, debts, or liabilities incurred by HOC since the date of HOC's Form 10-KSB for the fiscal year ended December 31, 2003, or since then to date hereof.

3.21 Buyer will receive a good standing certificate from the State of Delaware and an updated Shareholders List at the time of closing, which shareholders list shall be true and accurate in all respects upon delivery..

3.22 The Seller does not have any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer or HOC could become liable or obligated.

3.23 The Seller acknowledges and agrees that the Buyer is acquiring a controlling interest in HOC for the intended purpose of causing HOC to acquire, in a reverse acquisition transaction, NetFabric Corporation, a privately held corporation. Netfabric Corporation has developed and sells a family of internet protocol appliances that dramatically simplify the incorporation of any telephone system into a company's internet protocol infrastructure. Seller has conducted due diligence of NetFabric
     Corporation's business, assets, operations, financial condition and prospects and agrees that a reverse acquisition of NetFabric Corporation by HOC would be in the best interests of HOC and HOC's stockholders. The Seller further acknowledges and agrees that upon consummation of the intended reverse acquisition of NetFabric Corporation by HOC the current stockholders of HOC will experience significant dilution of their ownership interest in HOC. The Seller hereby waives any claim that the Seller may have as a result of any business combination involving HOC and NetFabric Corporation or any other entity that the Buyer may cause HOC to acquire in the future.

                                   ARTICLE IV



                        Termination of Representation and
               Warranties and Certain Agreements; Indemnification

4.1 The respective representations and warranties of the parties hereto shall survive this Agreement for two years and the continuing covenants shall survive hereafter, pursuant to their terms; provided, however that the representations and warranties contained in Sections 3.2, regarding capitalization and ownership of the Purchase Shares, 3.7, regarding taxes and 3.22, regarding brokers fees, shall survive until the expiration of any applicable statute of limitations relating to claims for breach of such representations.

4.2 The right to indemnification or payment of Damages (as defined in section 4.4) or other remedy based on any representation, warranty, covenant or obligation of a party hereunder shall not be waived by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation.

4.3 The waiver of any condition to a party's obligation to consummate the transactions contemplated hereunder, where such condition is based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, or payment of Damages, or other remedy based on such representation, warranty, covenant or obligation.

4.4 Seller, shall indemnify and hold harmless the Buyer and its respective officers, directors and affiliates (the "Buyer Indemnified Persons") for, and will pay to the Buyer Indemnified Persons, the amount of, any loss, liability, claim, damage (including, without limitation, incidental and consequential damages), cost, expense (including, without limitation, interest, penalties, costs of investigation and defense and the reasonable fees and expenses of attorneys and other professional experts) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), directly or indirectly arising from, attributable to or in connection with:

     (a) any representation or warranty made by Seller or HOC in this agreement or any closing deliveries, that is, or was at the time made, false or inaccurate, or any breach of, or misrepresentation with respect to, any such representation or warranty; and

     (b) any breach by any of the Seller or HOC of any covenant, agreement or obligation of HOC or Seller contained in this agreement.

     (c) any claims or litigation relating to HOC now pending or threatened or which may hereafter be brought against Buyer and/or HOC or Seller based upon events occurring prior to the date hereof and not attributable to the acts of the Buyer.

     (d) Any Liabilities of HOC existing, or arising from any action or circumstance existing, on or prior to the date hereof, including, without limitation, any Liabilities arising out of the ownership of the Purchase Shares or operation of HOC on or prior to the Closing.

     (e) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, losses, liabilities and reasonable legal and other expenses incident to any of the foregoing.

4.5 Seller and HOC shall have no liability for indemnification with respect to any representation or warranty, unless, on or before the second anniversary of the date hereof (or in the case of liability arising out of a breach of the representations set forth in Sections 3.2, 3.7 or 3.22 hereof, on or before the expiration of the applicable statute of limitations), the Buyer notifies the Seller of a claim specifying the basis thereof in reasonable detail to the extent then known by Buyer. A claim with respect to any covenant, agreement or obligation contained in this agreement, may be made at any time without any time limitation.

4.6 Promptly after receipt by an indemnified party of written notice (the "Notice of Claim") of the commencement of any action, suit or proceeding against it, or written threat thereof, such indemnified party will, if a claim is to be made against an indemnifying party under either of said sections, as applicable, give notice to the indemnifying party of the commencement of such action, suit or proceeding. The indemnified party shall furnish to the indemnifying party in reasonable detail such information as the indemnified party may have with respect to such indemnification claims (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or assenting the same). Subject to the limitations set forth in this section, no failure or delay by the indemnified party in the performance of the foregoing shall reduce or otherwise affect the obligation of the indemnifying party to indemnify and hold the indemnified party harmless except to the extent that such failure or delay shall have materially and adversely affected the indemnifying party's ability to defend against, settle or satisfy any action, suit or proceeding the claim for which the indemnified party is entitled to indemnification hereunder. The foregoing shall not apply to the extent inconsistent with the provisions of section 4.8 relating to Proceedings.

4.7 If the claim or demand set forth in the Notice of Claim given by the indemnified party is a claim or demand asserted by a third party, the indemnifying party shall have 30 days after the Date of Notice of Claim to notify the indemnified party in writing of its election to defend such third party claim or demand on behalf of the indemnified party (the "Notice Period"); provided, however, that the indemnified party is authorized to file any motion, answer or other pleading which it deems necessary or appropriate to protect its interests during the Notice Period. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall make available to the indemnifying party and its agents and representatives all records and other materials which are reasonably required in the defense of such third party claim or demand and shall otherwise cooperate (at the sole cost and expense of the indemnifying party) with, and assist (at the sole cost and expense of the indemnifying party) the indemnifying party in the defense of, such third party claim or demand, and so long as the indemnifying party is diligently defending such third party claim in good faith, the indemnified party shall not pay, settle or compromise such third party claim or demand. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall have the right to control the defense of such third party claim or demand, at the indemnified party's own expense. If the indemnifying party does not elect to defend such third party claim or demand or does not defend such third party claim or demand in good faith, the indemnified party shall have the right, in addition to any other right or remedy it may have hereunder at the indemnifying party's expense, to defend such third party claim or demand.

4.8 The term "Date of Notice of Claim" shall mean the date the Notice of Claim is effective pursuant to section 4.6 of this Agreement.

4.9 A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

4.10 Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents executed and delivered in connection herewith, and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of the State of New York, and, by execution and delivery of this Agreement, the parties each hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and appellate courts thereof. The parties irrevocably consent to service of process out of any of the aforementioned courts in any such action or proceeding in accordance with the notice provisions set forth in Section 9.5. The parties each hereby irrevocably waive any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents execute and delivered in connection herewith brought in the courts referred to above and hereby further irrevocably waive and agree, to the extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

4.11 Other Indemnification Provisions. The Seller hereby indemnifies HOC against any and all claims that may be filed by a current or former officer, director or employee of the Seller or HOC by reason of the fact that such person was a director, officer, employee, or agent of HOC or was serving HOC at the request of the Seller or HOC as a partner, trustee, director, officer, employee, or agent of another entity, whether such claim is for accrued salary, compensation, indemnification, judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought against HOC (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to an agreement, applicable law, or otherwise).

                                   ARTICLE V

                              Procedure for Closing

5.1 At the Closing Date, the purchase and sale shall be consummated after satisfaction of all conditions precedent set forth in Article VI, by Seller' common stock certificates for the Purchase Shares being delivered, duly executed, against the delivery of the Consideration for share purchase from the Buyer, together with delivery of all other items, agreements, stock powers, warranties, and representations set forth in this Agreement.

5.2 The closing deliverables shall be sent to Steven L. Siskind Buyer's counsel who shall hold such deliverables in escrow pending the Closing. Once Buyer is satisfied that it has received all Closing deliverables, Buyer shall pay the Consideration to the Seller in accordance with Section 1.1 hereof and the Closing shall be deemed to have occurred


                                   ARTICLE VI

                           Conditions Precedent to the
                          Consummation of the Purchase

         The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

6.1 Seller and HOC shall have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date.

6.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

6.3 The representations and warranties made by Seller and HOC in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of changes caused by transactions suggested or approved in writing by the Buyer.

6.4 The Seller shall have delivered to the Buyer a certificate to the effect that (A) each of the conditions specified in Section 6.1, 6.2 and 6.3 is satisfied in all respects, and (B) as of the Closing, HOC has no Liabilities or indebtedness whatsoever.

6.5  The Buyer shall have received the  resignations,  effective as of the tenth
     (10th) day following the filing by HOC of a Schedule 14f-1 information statement with the Securities and Exchange Commission, of each director of HOC and the Buyer shall have received the resignations, effective as of the Closing, of each officer of HOC. The designees specified by the Buyer shall have been appointed as officers of HOC.

6.6 There shall not have been any occurrence, event, incident, action, failure to act, or transaction since December 31, 2003 which has had or is reasonably likely to cause a material adverse effect on the business, assets, properties, financial condition, results of operations or prospects of HOC.

6.7 The Buyer shall have completed its business, accounting and legal due diligence review of HOC, and the results thereof shall not have revealed any breach of this Agreement by Seller or HOC, nor that any representation or warranty of Seller or HOC in this Agreement is false.

6.8 The Buyer shall have received such pay-off letters and releases relating to indebtedness and Liabilities as it shall have requested and such pay-off letters shall be in form and substance satisfactory to it.

6.9 The Seller shall have conducted UCC, judgment lien and tax lien searches with respect to HOC, and delivered the results of such searches to the Buyer, which results indicate no liens on the assets of HOC.

6.10 HOC shall have delivered its Certificate of Incorporation and bylaws, both as amended to the Closing Date, certified by the Secretary of HOC and HOC shall deliver to the Buyer HOC's original minute book and corporate seal and all other original corporate documents.

6.11 HOC shall deliver to the Buyer a Certificate of Good Standing in respect of HOC issued by the Delaware Secretary of State dated no earlier than 5 days prior to the Closing.

6.12 HOC shall have filed all of the reports required to be filed under the Exchange Act during the 12 months preceding the Closing (or such shorter period as HOC was required to file such reports) and HOC shall have otherwise met all of the requirements of Rule 144(c) of the Securities Act;

6.13 HOC shall have maintained at and immediately after the Closing its status as a company whose Common Stock is quoted on the OTC Bulletin Board (Trading Symbol HOOC) that is maintained by the National Association of Securities Dealers, Inc.

6.14 All actions to be taken by the Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Buyer.

                                   ARTICLE VII

                           Termination and Abandonment


7.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time prior to or on the Closing Date:

     (a) By mutual consent of parties;

     (b) By Seller or Buyer, if any condition set forth in Article VI relating to the other party has not been met or has not been waived;

     (c) By Seller or Buyer, if any suit, action, or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the transactions contemplated hereby;

     (d) By Seller or Buyer, if there is discovered any material error, misstatement or omission in the representations and warranties of another party; or

     (e) By either party, if the Closing does not occur, through no failure to act on the part of the other party, on October 31, 2004, or by Seller if Buyer fails to deliver the consideration required herein.

7.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors or Managing Member provided; however, that such action shall be taken only if, in the judgment of the party taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.

                                  ARTICLE VIII

                                  Miscellaneous

8.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

8.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

8.3 In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as any other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefor). The Seller acknowledges and agrees that from and after the Closing the Buyer will be entitled to possession of all documents, books, records (including tax records), agreements, and financial data of any sort relating to HOC.

8.4 This Agreement may not be amended except by written consent of both parties.

8.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:


To Seller:        Speed Action Limited
                  East Asia Chambers, P.O. Box 901, Road Town, Tortola,
                  British Virgin Islands

To Buyer:         Littlehampton Investments LLC
                  1365 York Avenue
                  Apt. 25 B
                  New York, New York 10021

With copy to      Steven L. Siskind, Esq.
                  645 Fifth Avenue
                  Suite 403
                  New York, New Yok 10022

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

8.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of the Buyer and Seller; provided, however, that HOC and Buyer shall be free to issue any press releases relating to the transactions contemplated hereby following the Closing. However, HOC may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

8.7 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of New York applicable to all agreements made hereunder. Venue and jurisdiction for any legal actions hereunder shall be Southern District Court in and for New York.

8.10 Seller agrees to appoint the buyer's designee as President, and immediately resign as the President of HOC, upon closing. Seller agrees to execute minutes appointing buyer's designee(s) as directors of HOC concurrent with the closing hereunder. Buyer shall provide the names of the appointees as soon as the buyer wishes to have the persons appointed to the offices.

8.11 In the event and for so long as any party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving HOC, the other party will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party (unless the contesting or defending party is entitled to indemnification therefor).

8.12 The Seller will not take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of HOC from maintaining the same business relationships with HOC after the Closing as it maintained with HOC prior to the Closing.

8.13 The Seller will cause HOC to give any notices to third parties, and will cause HOC to use its best efforts to obtain any third party consents, that the Buyer may reasonably request. Each of the parties will (and the Seller will cause HOC to) give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governmental authorities necessary in order to consummate the transactions contemplated hereby. The parties acknowledge that SEC Rule 14f-1 under the Securities Exchange Act requires that an information statement containing certain specified disclosures be filed with the SEC and mailed to HOC's shareholders at least 10 days before any person designated by Buyer can become a director of HOC. Buyer and Seller agree to cooperate fully with HOC in the preparation and filing of such information statement and to provide all information therefor respectively needed from them in a timely manner, so as not to cause undue delay in the filing of the information statement or any amendment thereto. Otherwise, neither HOC nor Seller is aware of any third party consent nor other filing or notice to third parties that is necessary in respect of this Agreement.













         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.




         Seller:                          Houston Operating Company a Delaware
                                          Corporation
         Speed Action Limited
                                                  By: ________________________
                                                  Name:
                                                  Title:
         By:_______________________
         Name:                                    By:  ________________________
                                                  Name:
                                                  Title:




                                                   Buyer:
                                                   Littlehampton Investments LLC


                                                   By:_________________________
                                                   Name:  Michael Millon
                                                   Title:   Managing Member